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[logo] M F S(R)                                                SEMIANNUAL REPORT
INVESTMENT MANAGEMENT
[graphic omitted]


                                  MFS(R) HIGH
                                  INCOME FUND
                                  SEMIANNUAL REPORT o JULY 31, 2002


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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 40 for details.
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 25
Notes to Financial Statements ............................................. 32
Trustees and Officers ..................................................... 43

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
    MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED                MAY LOSE VALUE                 NO BANK GUARANTEE
NOT A DEPOSIT                       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
Despite a fourth-quarter rally in 2001, the market volatility we witnessed over the past two years has continued into 2002. As I write this in mid-August, equity indices around the world have shown double-digit declines since December, and bond performance has been decidedly mixed year to date.

By the numbers, however, the recession is supposed to be over. According to the U.S. Commerce Department, gross domestic product (GDP) grew at an annualized rate of 5% in the first quarter of 2002 and at just over 1% in the second quarter. The consensus among economists seems to be a growth rate of 2% to 3% for the remainder of this year. We think the questions on many investors' minds are

  o How can the recession be over if the markets have been doing so poorly?

  o If the recession really is over, should I change my portfolio to prepare for a recovery?

A WEAK RECOVERY
We would agree that the recession is technically over. We are beginning to see moderate growth again in the U.S. economy and in economies around the globe. But the spending that has driven that recovery has been somewhat lopsided, in that most of it has come from the consumer. In the United States, at least, people have continued to buy new homes, cars, appliances, and other goods.

What has been missing so far in this recovery is a pickup in business spending. As a result, corporate profits still look weak, despite the recession being over. Firms in many industries are still dogged by excess capacity built up in the 1990s, and we think that may slow the growth of corporate profits for a while longer. Our analysts and fund managers talk frequently with corporate managements; a common theme they have seen this year is a wait-and-see attitude. Corporations are postponing spending decisions until their own business improves. In our view, this lack of business spending means the markets may struggle for a bit longer before a recovery gathers steam. As of late summer, we also have some concern that consumer spending could falter and hold back a recovery.

A second drag on the markets has been concerns about the quality of reported earnings for U.S. corporations. It appears that several companies overstated their earnings using questionable accounting practices. As these problems have been discovered, stated earnings for those companies have declined and investors' confidence in the total market has deteriorated. Our experience, however, has been that the majority of companies are operated by honest managers. We think the renewed focus on accountability and integrity coming out of this crisis will lead to a healthier market going forward.

SHOULD I CHANGE MY PORTFOLIO?
Should you be adjusting your portfolio to anticipate an eventual recovery? This is a question best discussed with your investment professional. However, we would contend that changing one's portfolio in response to short-term events, known as market timing, is a strategy that few investors have been able to execute successfully over the long term. Our experience has been that a long-term financial plan, developed with the help of an investment professional, may offer a better chance of riding out economic cycles and working toward your long-term investment goals.

Recent events, we think, offer evidence to support that view. For example, two traditional elements of a long-term financial plan are setting reasonable expectations and diversifying among asset classes -- such as growth stocks, value stocks, and bonds.

In the late 1990s, it was tempting to raise our long-term expectations as we experienced several years of over-20% growth in equity markets. News stories often suggested this was the new norm, declaring that a "new economy" had vanquished the "old economy" -- and its historical average annual returns that had been closer to 10% for stocks.

Adjusting one's financial plan to agree with that view, however, could have proven disastrous over the past few years. Yes, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market, returned an average of 28.6% per year for the years 1995 through 1999. But the same index returned -10.5% annually for the years 2000 through 2001.(1) A look at history might have prepared an investor for more realistic long-term returns. For example, for the 50-year period ended
July 31, 2002, which includes the up and down periods just mentioned, the average annual return for the S&P 500 was 11.3%.(2)

In addition to unrealistic expectations, another investment trap of the 1990s was believing that growth stocks would always reign supreme. A financial plan that included a range of asset classes, however -- recognizing that individual asset classes frequently go in and out of favor -- could have helped an investor over the past two difficult years, when both bonds and value stocks significantly outperformed growth stocks.(3)

We should, however, note that if your personal situation or financial goals change, your financial plan may need to change as well. For that reason, we suggest that you and your investment professional revisit your long-term plan regularly to assess your progress and make course corrections as necessary.

DEJA VU
The points we've just made, of course, are familiar to most investors. What's new, however, is the historical context that validates the old familiar strategies.

This spring marked the second anniversary of the start of a severe market downturn that generally is recognized as the worst time for investors since the 1970s. But the downturn has also demonstrated, in our opinion, that short-term events are significantly less important for investors than tried-and-true strategies, including sticking to a long-term plan, setting realistic expectations, and diversifying among asset classes.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    August 15, 2002

(1) Source: Lipper Inc.

(2) Source: Thomson Wealth Management.

(3) For the two-year period ended July 31, 2002, bonds, as represented by the Lehman Brothers Aggregate Bond Index, delivered an average annual return of 10.08%; value stocks, as represented by the Russell 1000 Value Index, delivered an average annual return of -5.13%; and growth stocks, as represented by the Russell 1000 Growth Index, delivered an average annual return of -31.98%. Source: Lipper Inc.

    The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.
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MANAGEMENT REVIEW AND OUTLOOK

[Photo of John F. Addeo]
     John F. Addeo

For the six months ended July 31, 2002, Class A shares of the fund provided a total return of -4.81%, Class B -5.39%, Class C -5.38% and Class I -4.94%. These returns, which include the reinvestment of any dividends and capital gains distributions, but exclude the effects of any sales charges, compare to a return over the same period of -9.63% for the fund's benchmark, the Lehman Brothers High Yield Bond Index (the Lehman Index). The Lehman Index includes all fixed-income securities having a maximum quality rating from Moody's Investors Service of "Ba1", a minimum amount outstanding of $150 million, and at least one year to maturity. Defaulted bonds are excluded from the index. During the same period, the average high current yield fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -7.40%.

Q. AMID SIGNS OF AN IMPROVING ECONOMY, THE HIGH YIELD-MARKET DECLINED. WHAT HAPPENED?

A. During the first half of 2002, we saw strong flows into high-yield bond funds in anticipation of better corporate earnings. For a time, demand actually exceeded supply. However, the high-yield market weakened over the period. In fact, June 2002 was the worst month ever for the high-yield market. Performance was pulled down by the same concerns that drove stock prices lower during the period, such as a slow economic recovery, disappointing corporate earnings, and a general lack of investor confidence in corporate accounting practices.

    The annualized default rate for high-yield bonds hovered around 10% -- near historic highs -- during the period, according to Moody's Investors Service, a nationally recognized rating service. The number of corporate bonds downgraded from investment grade to high yield status was unprecedented, close to $100 billion during the first half of the year, nearly double the rate for 2001. Many of these high quality "fallen angels", which are corporate bonds that have been downgraded from investment grade to high yield, were in the telecommunications sector, most notably Qwest Communications International and WorldCom. Together, the two issues represented over 6% of the high-yield market. Both firms subsequently declared bankruptcy.

Q.  WHAT DETRACTED FROM THE FUND'S PERFORMANCE?

A. We maintained a sizable investment in the cable industry due to steady cash flows from customer subscription payments. However, news this past spring of Adelphia Communications' improper accounting practices hurt the industry in general, as investors worried that other cable firms might be employing similar practices. Adelphia's performance was a major disappointment to us, but fortunately we held a below-average stake relative to our benchmark index even before the company's problems surfaced.

Q.  WHAT HELPED YOUR PERFORMANCE?

A. We substantially cut our telecom holdings -- the worst-performing sector in 2002 -- so that this sector represented less than 5% of the portfolio at the end of the period. Fortunately, the portfolio avoided problems in WorldCom, which fell sharply after the company disclosed nearly $4 billion in accounting irregularities. Underweighting both the technology and utilities sectors, relative to our benchmark, also helped performance. Both sectors turned in dismal results related to corporate spending and growing accounting concerns.

    The fund's stake in more-defensive sectors, including gaming and energy, also helped performance. We believe our investments were good, steady performers that added some stability in the midst of a volatile period.

Q.  WHAT TYPE OF BONDS DID YOU FAVOR DURING THE PERIOD?

A. We focused our buying on economically sensitive issues, especially better-quality "BB"-rated names that we felt might benefit from an improving economy. In our view, many general industrial companies, which went into recession much earlier, took the right steps to survive a period of slow economic growth. These firms have cut costs substantially, trimmed inventory levels, and worked to improve their operating models. Our investments in this area included Navistar, American Axle, Agco, and U.S. Steel.

    Television and radio broadcasters also attracted our interest, making media our largest sector at the end of the period. Broadcasters had been particularly poor performers in 2001; however, we expect their advertising profits to rise in an improving economy. Although profits were not dramatically higher, they have begun trending up. We focused on companies in large markets with strong market shares, which included LIN TV and Young Broadcasting.

Q.  WHAT IS YOUR OUTLOOK GOING FORWARD?

A. We expect volatility to continue. High-yield issues have tended to perform similarly to stocks and typically have been affected by the same factors. However, we remain optimistic about the prospects for high-yield bonds. In comparison to stocks, the yields available on these securities, we believe, more than compensate investors for the level of risk taken. At the end of the period, high-yield bonds represented good value to us. Even though performance for this portion of the bond market may remain choppy, we feel that good coupon rates may help investors wait out this turbulent period.

    Historically, a stronger economy has set the stage for better performance in the high-yield market. However, we think the credit environment will likely remain challenging if the recovery continues to be gradual and spotty. We plan to continue to focus on higher-quality credits in economically sensitive sectors.

/s/ John F. Addeo

    John F. Addeo
    Portfolio Manager

Note to shareholders: Effective December 31, 2001, John F. Addeo became the sole manager of the fund.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

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    PORTFOLIO MANAGER'S PROFILE
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    JOHN F. ADDEO, CFA, IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R)
    (MFS(R)) AND PORTFOLIO MANAGER OF THE HIGH-YIELD BOND PORTFOLIOS OF OUR MUTUAL FUNDS AND CLOSED-END FUNDS.

    JOHN JOINED MFS AS A RESEARCH ANALYST IN 1998. HE BECAME VICE PRESIDENT IN 1999, ASSOCIATE PORTFOLIO MANAGER IN 2000, AND PORTFOLIO MANAGER IN 2001. PREVIOUSLY, HE WAS A QUANTITATIVE ANALYST AND A VICE PRESIDENT IN THE HIGH-YIELD GROUPS OF SEVERAL MAJOR INVESTMENT COMPANIES.

    HE RECEIVED A BACHELOR OF SCIENCE DEGREE FROM SIENA COLLEGE IN 1984. HE HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

    ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.




This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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    FUND FACTS
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    OBJECTIVE:                  SEEKS HIGH CURRENT INCOME BY INVESTING PRIMARILY
                                IN A PROFESSIONALLY MANAGED, DIVERSIFIED
                                PORTFOLIO OF FIXED INCOME SECURITIES, SOME OF WHICH MAY INVOLVE EQUITY FEATURES.

    COMMENCEMENT OF INVESTMENT
    OPERATIONS:                 FEBRUARY 17, 1978

    CLASS INCEPTION:            CLASS A  FEBRUARY 17, 1978
                                CLASS B  SEPTEMBER 27, 1993
                                CLASS C  JANUARY 3, 1994
                                CLASS I  JANUARY 2, 1997

    SIZE:                       $1.1 BILLION NET ASSETS AS OF JULY 31, 2002


PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JULY 31, 2002

CLASS A
                                            6 Months        1 Year       3 Years       5 Years      10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge                      -4.81%        -5.07%       - 9.71%        +0.44%       +74.01%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                  --          -5.07%       - 3.35%        +0.09%       + 5.70%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                   --         -9.58%       - 4.90%        -0.88%       + 5.18%
------------------------------------------------------------------------------------------------------------

CLASS B
                                            6 Months        1 Year       3 Years       5 Years      10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge                      -5.39%        -5.77%       -11.62%        -3.05%       +62.84%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                  --          -5.77%       - 4.03%        -0.62%       + 5.00%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                  --          -9.21%       - 4.76%        -0.88%       + 5.00%
------------------------------------------------------------------------------------------------------------

CLASS C
                                            6 Months        1 Year       3 Years       5 Years      10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge                      -5.38%        -5.73%       -11.58%        -2.85%       +63.79%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                  --          -5.73%       - 4.02%        -0.58%       + 5.06%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                  --          -6.59%       - 4.02%        -0.58%       + 5.06%
------------------------------------------------------------------------------------------------------------

CLASS I
                                            6 Months        1 Year       3 Years       5 Years      10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  (No Sales Charge)                           -4.94%        -5.05%       - 8.95%        +1.89%       +76.53%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  (No Sales Charge)                             --          -5.05%       - 3.08%        +0.38%       + 5.85%
------------------------------------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

For periods prior to their inception, Class B, C, and I share performance includes the performance of the fund's original share class (Class A). Class B and C performance has been adjusted to reflect the CDSC applicable to B and C. Class I performance has been adjusted to reflect the fact that I shares have no sales charge. Performance for these classes has not been adjusted to reflect the differences in class-specific operating expenses (e.g., Rule 12b-1 fees). Because these expenses are higher for B and C than those of A, performance shown is higher for B and C than it would have been had these share classes been offered for the entire period. Conversely, because these expenses are lower for I than those of A, performance shown is lower for I than it would have been had this share class been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details.

All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF JULY 31, 2002

QUALITY RATINGS

                "B"                      50.8%
                "BB"                     25.3%
                "BBB"                     5.9%
                "CCC"                     7.4%
                "CC"                      0.5%
                "D"                       1.4%
                Not Rated                 5.1%
                Equity                    1.8%
                Other                     1.8%

The portfolio is actively managed, and current holdings may be different.

Portfolio structure percentages reflect sensitivity to asset class price changes. Negative exposures have been offset against the expected settlement position.

PORTFOLIO OF INVESTMENTS (Unaudited) -- July 31, 2002

Bonds - 93.8%
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                                                             PRINCIPAL AMOUNT
ISSUER                                                          (000 OMITTED)                    VALUE
------------------------------------------------------------------------------------------------------
U.S. Bonds - 88.4%
  Advertising & Broadcasting - 7.7%
    Acme Television LLC, 10.875s, 2004                               $  5,820           $    5,710,875
    Allbritton Communications Co., 9.75s, 2007                          4,775                4,822,750
    Benedek Communications Corp., 13.25s, 2006**                        5,860                5,896,625
    CD Radio, Inc., 14.5s, 2009                                         3,615                  885,675
    Chancellor Media Corp., 8.125s, 2007                                3,420                3,283,200
    Chancellor Media Corp., 8.75s, 2007                                 4,135                4,083,312
    Chancellor Media Corp., 8s, 2008                                    3,475                3,405,500
    Cox Radio, Inc., 6.625s, 2006                                       4,000                4,055,544
    Emmis Communications Corp., 12.5s, 2009                             9,793                6,659,240
    Entercom Radio LLC, 7.625s, 2014                                       40                   39,600
    Granite Broadcasting Corp., 10.375s, 2005                           1,433                1,246,710
    Granite Broadcasting Corp., 8.875s, 2008                               60                   51,000
    LIN Holdings Corp., 0s to 2003, 10s to 2008                        11,190               10,406,700
    LIN Television Corp., 8s, 2008                                      3,515                3,497,425
    Paxson Communications Corp., 10.75s, 2008                           3,070                2,736,138
    Paxson Communications Corp., 0s to 2006, 12.25s to 2009             7,185                3,700,275
    Pegasus Communications Corp., 12.5s, 2007                           5,325                2,556,000
    Primedia, Inc., 8.875s, 2011                                        5,930                4,299,250
    Radio One, Inc., 8.875s, 2011                                       9,120                9,165,600
    Spanish Broadcasting Systems, Inc., 9.625s, 2009                    2,500                2,443,750
    XM Satellite Radio, Inc., 14s, 2010                                 4,020                1,366,800
    Young Broadcasting, Inc., 8.5s, 2008##                              6,625                6,591,875
                                                                                        --------------
                                                                                        $   86,903,844
------------------------------------------------------------------------------------------------------
  Aerospace - 1.2%
    Alliant Techsystems, Inc., 8.5s, 2011                            $  3,670           $    3,835,150
    Argo-Tech Corp., 8.625s, 2007                                       1,350                1,188,000
    K & F Industries, Inc., 9.25s, 2007                                 8,215                8,543,600
                                                                                        --------------
                                                                                        $   13,566,750
------------------------------------------------------------------------------------------------------
  Airlines Pass-Through
    Airplane Pass-Through Trust, 10.875s, 2019+                      $  5,185           $      259,271
------------------------------------------------------------------------------------------------------
  Apparel & Textiles - 0.4%
    Westpoint Stevens, Inc., 7.875s, 2008                            $  9,915           $    4,957,500
------------------------------------------------------------------------------------------------------
  Automotive - 4.5%
    American Axle & Manufacturing, Inc., 9.75s, 2009                 $  5,955           $    6,342,075
    Arvinmeritor, Inc., 8.75s, 2012                                     2,820                3,034,489
    Collins & Aikman Products Co., 11.5s, 2006                            400                  358,000
    Collins & Aikman Products Co., 10.75s, 2011                         5,205                5,139,937
    Dana Corp., 10.125s, 2010##                                         1,370                1,370,000
    Dana Corp., 9s, 2011                                                3,440                3,302,400
    Delco Remy International, Inc., 11s, 2009                           2,935                1,966,450
    Dura Operating Corp., 9s, 2009                                      3,875                3,690,938
    Dura Operating Corp., "B", 8.625s, 2012                             2,505                2,511,263
    Hayes Lemmerz International, Inc., 11.875s, 2006##**                3,585                2,688,750
    Lear Corp., 8.11s, 2009                                             6,680                6,880,400
    Metaldyne Corp., 11s, 2012##                                        2,765                2,599,100
    Navistar International Corp., 9.375s, 2006                          4,650                4,696,500
    Oxford Automotive, Inc., 10.125s, 2007**                            1,325                  265,000
    Trimas Corp., 9.875s, 2012##                                        2,280                2,302,800
    Venture Holdings Trust, 9.5s, 2005                                  4,400                2,640,000
    Venture Holdings Trust, 12s, 2009                                   2,455                  932,900
                                                                                        --------------
                                                                                        $   50,721,002
------------------------------------------------------------------------------------------------------
  Basic Industry - 0.8%
    Day International Group, Inc., 11.125s, 2005                     $  1,675           $    1,666,625
    Foamex LP/Foamex Capital Corp., 10.75s, 2009##                      2,880                2,930,400
    International Wire Group, Inc., 11.75s, 2005                        2,950                2,566,500
    Thermadyne Holdings Corp., 0s to 2003, 12.5s to 2008**             12,375                   61,875
    Thermadyne Manufacturing/Capital Corp., 9.875s, 2008**              6,400                1,632,000
                                                                                        --------------
                                                                                        $    8,857,400
------------------------------------------------------------------------------------------------------
  Building - 3.6%
    AAF-McQuay, Inc., 8.875s, 2003                                   $  1,015           $    1,009,925
    American Standard, Inc., 7.375s, 2008                               2,530                2,567,950
    American Standard, Inc., 7.625s, 2010                               3,315                3,381,300
    Atrium Cos, Inc., 10.5s, 2009                                       3,745                3,730,956
    Building Materials Corp. of America, 8.625s, 2006                   8,720                7,150,400
    Building Materials Corp. of America, 8s, 2007                       2,625                2,126,250
    Collins & Aikman Floorcovering, 9.75s, 2010##                       1,850                1,870,813
    Formica Corp., 10.875s, 2009**                                      5,535                1,439,100
    Interface, Inc., 10.375s, 2010##                                      750                  763,125
    MMI Products, Inc., 11.25s, 2007##                                  4,795                4,771,025
    Nortek, Inc., 9.25s, 2007                                           5,125                5,176,250
    Nortek, Inc., 8.875s, 2008                                          3,685                3,685,000
    WCI Communities, Inc., 9.125s, 2012                                 2,920                2,759,400
                                                                                        --------------
                                                                                        $   40,431,494
------------------------------------------------------------------------------------------------------
  Business Services - 3.3%
    General Binding Corp., 9.375s, 2008                              $ 11,780           $   10,307,500
    Iron Mountain, Inc., 8.625s, 2013                                   4,225                4,151,062
    Pierce Leahy Corp., 9.125s, 2007                                    3,225                3,225,000
    United Rentals North America, Inc., 10.75s, 2008                    6,920                7,093,000
    United Stationers Supply Co., 8.375s, 2008                          1,500                1,500,000
    Williams Scotsman, Inc., 9.875s, 2007                              11,960               10,764,000
                                                                                        --------------
                                                                                        $   37,040,562
------------------------------------------------------------------------------------------------------
  Chemicals - 3.9%
    Compass Minerals Group Inc., 10s, 2011                           $  5,385           $    5,519,625
    CP Kelco, 5.855s, 2008                                              1,199                1,079,283
    CP Kelco, 6.105s, 2008                                                401                  360,570
    Huntsman ICI Holdings, 0s, 2009                                       975                  229,125
    Huntsman ICI Holdings, 10.125s, 2009                                9,510                8,368,800
    Huntsman International LLC, 9.875s, 2009##                          1,145                1,147,863
    Johnson Diversey, Inc., 9.625s, 2012##                              3,695                3,802,040
    Lyondell Chemical Co., 9.625s, 2007                                   500                  467,500
    Lyondell Chemical Co., 9.875s, 2007                                 8,050                7,546,875
    Lyondell Chemical Co., 9.5s, 2008                                   3,590                3,275,875
    Macdermid, Inc., 9.125s, 2011                                       3,670                3,780,100
    Pioneer Americas LLC, 5.355s, 2006                                    139                   93,013
    Sovereign Specialty Chemicals, 11.875s, 2010                        4,740                4,171,200
    Sterling Chemicals, Inc., 11.75s, 2006**                            3,895                  428,450
    Sterling Chemicals, Inc., 12.375s, 2006**                           3,940                3,713,450
    Sterling Chemicals, Inc., 11.25s, 2007**                            5,775                  635,250
    Sterling Chemicals, Inc., 13.5s, 2008**                             2,360                    5,900
                                                                                        --------------
                                                                                        $   44,624,919
------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 2.2%
    American Safety Razor Co., 9.875s, 2005                          $  7,060           $    6,009,825
    Kindercare Learning Centers, Inc., 9.5s, 2009                       4,320                4,104,000
    Samsonite Corp., 10.75s, 2008                                       6,080                4,924,800
    Sealy Mattress Co., 9.875s, 2007                                    3,940                3,349,000
    Simmons Co., 10.25s, 2009                                           6,740                6,975,900
                                                                                        --------------
                                                                                        $   25,363,525
------------------------------------------------------------------------------------------------------
  Containers - 3.4%
    Atlantis Plastics, Inc., 11s, 2003                               $  3,875           $    3,797,500
    Chesapeake Capital Corp., 10.375s, 2011                             1,800                2,749,043
    Consolidated Container Co., 10.125s, 2009                           3,595                2,786,125
    Graphic Packaging Corp., 8.625s, 2012##                             2,950                2,920,500
    Greif Brothers Corp., 8.875s, 2012##                                4,935                4,897,988
    Huntsman Packaging Corp., 13s, 2010                                 8,085                8,287,125
    Owens Brockway Glass Container, 8.875s, 2009##                      4,555                4,509,450
    Plastipak Holdings, Inc., 10.75s, 2011                              4,870                5,216,987
    Pliant Corp., 13s, 2010                                               940                  963,500
    Silgan Holdings, Inc., 9s, 2009##                                   2,285                2,319,275
                                                                                        --------------
                                                                                        $   38,447,493
------------------------------------------------------------------------------------------------------
  Corporate Asset-Backed - 3.0%
    Anthracite CDO I Ltd., 6s, 2037##                                $  5,148           $    3,537,641
    Commercial Mortgage Acceptance Corp., 5.44s, 2030                   5,000                3,837,800
    DLJ Mortgage Acceptance Corp., 8s, 2003+                            4,600                4,607,498
    First Union Lehman Brothers Commercial Corp., 7s, 2014##            2,350                1,988,743
    GMAC Commercial Mortgage Security, Inc., 6.02s, 2033                4,000                3,301,250
    Morgan Stanley Capital I, Inc., 6.86s, 2010                         2,938                2,843,263
    Morgan Stanley Capital I, Inc., 6.12s, 2031                         3,850                3,341,646
    Morgan Stanley Capital I, Inc., 7.494s, 2039                        5,920                5,361,204
    Mortgage Capital Funding, Inc., 7.214s, 2007                        2,500                2,283,385
    Nationslink Funding Corp., 5s, 2009                                 3,000                2,396,250
                                                                                        --------------
                                                                                        $   33,498,680
------------------------------------------------------------------------------------------------------
  Defense Electronics - 1.3%
    L-3 Communications Corp., 8s, 2008                               $  3,200           $    3,296,000
    L-3 Communications Corp., 8.5s, 2008                                1,565                1,600,213
    MOOG, Inc., 10s, 2006                                               9,515                9,610,150
                                                                                        --------------
                                                                                        $   14,506,363
------------------------------------------------------------------------------------------------------
  Energy - 1.5%
    P&L Coal Holdings Corp., 8.875s, 2008                            $  3,407           $    3,526,245
    P&L Coal Holdings Corp., 9.625s, 2008                              13,227               13,689,945
                                                                                        --------------
                                                                                        $   17,216,190
------------------------------------------------------------------------------------------------------
  Energy - Independent - 4.0%
    Belden & Blake Corp., 9.875s, 2007                               $ 11,910           $    9,766,200
    Chesapeake Energy Corp., 8.125s, 2011##                             5,675                5,540,219
    Continental Resources, Inc., 10.25s, 2008                           6,950                5,907,500
    Encore Acquisition Co., 8.375s, 2012##                              1,665                1,656,675
    Magnum Hunter Resources, Inc., 9.6s, 2012##                         2,595                2,614,462
    Mission Resources Corp., 10.875s, 2007                              5,505                3,743,400
    Pioneer Natural Resources Co., 9.625s, 2010                         3,495                3,925,339
    Pioneer Natural Resources Co., 7.5s, 2012                           3,435                3,587,559
    Stone Energy Corp., 8.25s, 2011                                     2,085                2,085,000
    Vintage Petroleum, Inc., 8.25s, 2012##                              3,445                3,358,875
    Westport Resources Corp., 8.25s, 2011                               3,360                3,427,200
                                                                                        --------------
                                                                                        $   45,612,429
------------------------------------------------------------------------------------------------------
  Entertainment - 1.2%
    AMC Entertainment, Inc., 9.5s, 2011                              $  6,530           $    6,072,900
    American Skiing Co., 12s, 2006                                      5,300                3,710,000
    AOL Time Warner, Inc., 6.875s, 2012                                 2,700                2,252,286
    Regal Cinemas Corp., 9.375s, 2012##                                 1,175                1,198,500
                                                                                        --------------
                                                                                        $   13,233,686
------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 1.3%
    Burns Philp Capital Ltd., 9.75s, 2012##                          $  8,635           $    8,419,125
    Michael Foods, Inc., 11.75s, 2011                                   5,380                5,891,100
                                                                                        --------------
                                                                                        $   14,310,225
------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 2.7%
    Appleton Papers, Inc., 12.5s, 2008##                             $  4,155           $    4,155,000
    Buckeye Cellulose Corp., 8.5s, 2005                                 1,250                1,050,000
    Buckeye Cellulose Corp., 9.25s, 2008                                3,875                3,177,500
    Buckeye Technologies, Inc., 8s, 2010                                3,225                2,451,000
    Fibermark, Inc., 10.75s, 2011                                       2,740                2,657,800
    Riverwood International Corp., 10.625s, 2007                        3,000                3,112,500
    Riverwood International Corp., 10.625s, 2007                        5,625                5,835,937
    Riverwood International Corp., 10.875s, 2008                        3,190                3,277,725
    Speciality Paperboard, Inc., 9.375s, 2006##                         2,350                2,209,000
    U.S. Timberlands, 9.625s, 2007                                      4,250                2,741,250
                                                                                        --------------
                                                                                        $   30,667,712
------------------------------------------------------------------------------------------------------
  Gaming - 8.3%
    Ameristar Casinos, Inc., 10.75s, 2009                            $  3,460           $    3,715,175
    Argosy Gaming Co., 10.75s, 2009                                     1,155                1,243,069
    Argosy Gaming Co., 9s, 2011                                         2,830                2,890,137
    Autotote Corp., 12.5s, 2010                                         2,483                2,780,960
    Aztar Corp., 8.875s, 2007                                           4,660                4,671,650
    Coast Hotels & Casinos, Inc., 9.5s, 2009                            9,970               10,368,800
    Eldorado Resorts LLC, 10.5s, 2006                                   2,055                2,003,625
    Hollywood Park, Inc., 9.25s, 2007                                   4,890                4,352,100
    Horseshoe Gaming LLC, 8.625s, 2009                                  8,620                8,749,300
    Isle Capri Casinos, Inc., 9s, 2012                                  5,750                5,721,250
    Mandalay Resort Group, 9.5s, 2008                                   3,800                4,066,000
    MGM Grand, Inc., 9.75s, 2007                                        2,010                2,130,600
    MGM Mirage, Inc., 8.5s, 2010                                        7,670                7,862,977
    MGM Mirage, Inc., 8.375s, 2011                                      2,805                2,840,063
    Park Place Entertainment Corp., 8.875s, 2008                        3,000                3,037,500
    Park Place Entertainment Corp., 8.125s, 2011                        7,870                7,830,650
    Station Casinos, Inc., 8.375s, 2008                                 5,305                5,437,625
    Station Casinos, Inc., 8.875s, 2008                                 3,290                3,355,800
    Station Casinos, Inc., 9.875s, 2010                                 8,671                9,147,905
    Venetian Casino Resort LLC, 11s, 2010##                             1,715                1,710,712
                                                                                        --------------
                                                                                        $   93,915,898
------------------------------------------------------------------------------------------------------
  Home Construction - 1.7%
    Beazer Homes USA, Inc., 8.375s, 2012                             $  2,320           $    2,308,400
    D. R. Horton, Inc., 8s, 2009                                        7,195                7,033,113
    D. R. Horton, Inc., 9.75s, 2010                                     3,910                3,851,350
    WCI Steel, Inc., 10s, 2004                                         10,985                5,506,231
                                                                                        --------------
                                                                                        $   18,699,094
------------------------------------------------------------------------------------------------------
  Insurance - 0.2%
    Americo Life, Inc., 9.25s, 2005                                  $  2,050           $    1,988,500
------------------------------------------------------------------------------------------------------
  Insurance - Property & Casualty - 1.1%
    Willis Corroon Corp., 9s, 2009#                                  $ 11,755           $   12,254,588
------------------------------------------------------------------------------------------------------
  Lodging - 2.3%
    Corrections Corp., 9.875s, 2009##                                $  1,720           $    1,737,200
    HMH Properties, Inc., 8.45s, 2008                                  10,140                9,683,700
    Host Marriott LP, 9.5s, 2007##                                      2,920                2,930,950
    Prime Hospitality Corp., 8.375s, 2012##                               755                  728,575
    Starwood Hotels & Resorts Corp., 7.875s, 2012##                     5,165                4,880,925
    Vail Resorts, Inc., 8.75s, 2009                                     5,880                5,880,000
                                                                                        --------------
                                                                                        $   25,841,350
------------------------------------------------------------------------------------------------------
  Machinery - 3.9%
    Agco Corp., 9.5s, 2008                                           $  8,365           $    8,783,250
    Blount, Inc., 7s, 2005                                              8,010                6,888,600
    Blount, Inc., 13s, 2009                                               510                  307,275
    Columbus McKinnon Corp., 8.5s, 2008                                 6,735                6,027,825
    JLG Industries, Inc., 8.375s, 2012##                                2,835                2,735,775
    Joy Global, Inc., 8.75s, 2012##                                     2,860                2,845,700
    Manitowoc Co., Inc., 10.375s, 2011                                  2,960                2,957,005
    Motors & Gears, Inc., 10.75s, 2006                                  4,330                4,070,200
    NMHG Holdings Co., 10s, 2009##                                      1,425                1,439,250
    Numatics, Inc., 9.625s, 2008                                          845                  456,300
    Terex Corp., 9.25s, 2011                                            1,000                  980,000
    Terex Corp., 10.375s, 2011                                          6,435                6,563,700
                                                                                        --------------
                                                                                        $   44,054,880
------------------------------------------------------------------------------------------------------
  Media - Cable - 6.1%
    Adelphia Communications Corp., "B", 9.25s, 2002**                $  1,245           $      379,725
    Adelphia Communications Corp., 8.375s, 2008**                       7,970                2,430,850
    Adelphia Communications Corp., 9.375s, 2009**                         525                  160,125
    Avalon Cable Holdings LLC, 0s to 2003, 11.875s to 2008              8,000                5,200,000
    Charter Communications Holdings, 8.25s, 2007                       10,390                6,389,850
    Charter Communications Holdings, 8.625s, 2009                       7,000                4,305,000
    Charter Communications Holdings, 0s to 2004, 9.92s to 2011          1,850                  786,250
    CSC Holdings, Inc., "B", 8.125s, 2009                               4,000                3,243,016
    Echostar Broadband Corp., 10.375s, 2007                          $ 11,685           $   11,129,962
    Echostar DBS Corp., 9.375s, 2009                                    5,770                5,394,950
    FrontierVision Holding LP, 11.875s, 2007**                            250                  150,000
    FrontierVision Operating Partnership LP, 11s, 2006**                6,575                4,865,500
    Insight Midwest, 9.75s, 2009                                        7,000                5,845,000
    Lenfest Communications, Inc., 10.5s, 2006                           6,590                6,648,651
    Mediacom Broadband LLC, 11s, 2013                                   3,300                2,656,500
    Mediacom LLC, 9.5s, 2013                                            5,495                3,819,025
    NTL Communications Corp., 0s to 2003, 12.375s to 2006**            12,895                1,676,350
    NTL, Inc., 0s to 2003, 9.75s to 2008##**                            1,290                  180,600
    Panamsat Corp., 8.5s, 2012##                                        3,675                3,362,625
                                                                                        --------------
                                                                                        $   68,623,979
------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 2.9%
    Alaris Medical Systems, Inc., "B", 11.625s, 2006                 $  1,160           $    1,258,600
    Alliance Imaging, Inc., 10.375s, 2011                               2,025                2,126,250
    Beverly Enterprises, Inc., 9.625s, 2009                             6,160                5,236,000
    Fresenius Medical Care Capital Trust II, 7.875s, 2008               2,400                1,944,000
    HCA Healthcare Co., 7.875s, 2011                                    2,685                2,786,735
    HEALTHSOUTH Corp., 8.5s, 2008                                       9,470                8,996,500
    Insight Health Services Corp., "B", 9.875s, 2011                    1,800                1,800,000
    Prime Medical Services, Inc., 8.75s, 2008                           2,160                2,041,200
    Rotech Healthcare, Inc., 9.5s, 2012##                               1,140                1,105,800
    Triad Hospital, Inc., 8.75s, 2009                                   5,480                5,644,400
                                                                                        --------------
                                                                                        $   32,939,485
--------------------------------------------------------------------------------------------------------
  Metals & Minerals - 0.5%
    Acme Metals, Inc., 10.875s, 2007**                               $  2,675           $            0
    Century Aluminum Co., 11.75s, 2008                                  1,155                1,189,650
    Doe Run Resources Corp., 11.25s, 2005**                             4,750                  950,000
    Kaiser Aluminum & Chemical Corp., 12.75s, 2003**                   11,350                2,128,125
    Ryerson Tull, Inc., 9.125s, 2006                                    1,180                1,192,010
                                                                                        --------------
                                                                                        $    5,459,785
------------------------------------------------------------------------------------------------------
  Oil Services - 2.3%
    AmeriGas Partners LP, 10.125s, 2007                              $  2,890           $    2,947,800
    Clark Refining & Marketing, Inc., 8.625s, 2008                      2,795                2,655,250
    Dresser, Inc., 9.375s, 2011##                                       8,705                8,748,525
    Gulfmark Offshore, Inc., 8.75s, 2008                                3,295                3,295,000
    Sesi LLC, 8.875s, 2011                                              4,320                4,104,000
    Tesoro Petroleum Corp., 9s, 2008                                    2,675                1,992,875
    Tesoro Petroleum Corp., 9.625s, 2012##                              2,380                1,785,000
                                                                                        --------------
                                                                                        $   25,528,450
------------------------------------------------------------------------------------------------------
  Pollution Control - 1.2%
    Allied Waste North America, Inc., 7.625s, 2006                   $  6,485           $    5,966,200
    Allied Waste North America, Inc., 8.875s, 2008                      4,365                4,037,625
    Allied Waste North America, Inc., 10s, 2009                         3,610                3,249,000
                                                                                        --------------
                                                                                        $   13,252,825
------------------------------------------------------------------------------------------------------
  Printing & Publishing - 1.3%
    American Media Operations, Inc., "B", 10.25s, 2009               $  2,970           $    3,081,375
    Hollinger International Publishing, Inc., 9.25s, 2007               1,295                1,337,088
    Liberty Group Operating, Inc., 9.375s, 2008                         1,535                1,381,500
    Mail Well I Corp., 9.625s, 2012##                                   3,400                2,720,000
    Transwestern Publishing Co., 9.625s, 2007                           1,555                1,574,437
    World Color Press, Inc., 8.375s, 2008                               1,595                1,683,755
    World Color Press, Inc., 7.75s, 2009                                2,725                2,802,608
                                                                                        --------------
                                                                                        $   14,580,763
------------------------------------------------------------------------------------------------------
  Steel - 2.6%
    AK Steel Corp., 7.875s, 2009                                     $  6,740           $    6,790,550
    AK Steel Corp., 7.75s, 2012##                                       2,385                2,385,000
    California Steel Industry, Inc., "B", 8.5s, 2009                    2,250                2,250,000
    Commonwealth Aluminum Corp., 10.75s, 2006                           4,615                4,620,769
    Jorgensen (Earle M.) Co., 9.75s, 2012##                             4,600                4,485,000
    Kaiser Aluminum & Chemical Corp., 9.875s, 2049**                    6,155                4,770,125
    Northwestern Steel & Wire Co., 9.5s, 2049**                           680                        0
    United States Steel LLC, 10.75s, 2008##                             3,740                3,889,600
                                                                                        --------------
                                                                                        $   29,191,044
------------------------------------------------------------------------------------------------------
  Stores - 2.8%
    Advance Stores, Inc., 10.25s, 2008                               $  2,865           $    3,008,250
    Cole National Group, Inc., 8.875s, 2012##                           6,620                6,570,350
    Finlay Enterprises, Inc., 9s, 2008                                  2,250                2,126,250
    Finlay Fine Jewelry Corp., 8.375s, 2008                             5,725                5,524,625
    Gap, Inc., 10.55s, 2008                                             8,015                8,043,301
    J.Crew Operating Corp., 10.375s, 2007                               5,790                4,863,600
    PCA LLC/PCA Finance Corp., 11.875s, 2009##                          1,940                1,940,000
                                                                                        --------------
                                                                                        $   32,076,376
------------------------------------------------------------------------------------------------------
  Supermarkets - 1.1%
    Fleming Cos., Inc., "C", 10.625s, 2007                           $  5,970           $    5,641,650
    Fleming Cos., Inc., 10.125s, 2008                                   1,460                1,460,000
    Jitney-Jungle Stores of America, Inc., 12s, 2006**                  5,275                        0
    Jitney-Jungle Stores of America, Inc., 10.375s, 2007**                500                        0
    Pathmark Stores, Inc., 8.75s, 2012                                  1,750                1,732,500
    Roundys, Inc., 8.875s, 2012##                                       4,065                4,024,350
                                                                                        --------------
                                                                                        $   12,858,500
------------------------------------------------------------------------------------------------------
  Technology - 0.3%
    Unisys Corp., 8.125s, 2006                                       $  4,045           $    3,943,875
------------------------------------------------------------------------------------------------------
  Telecommunications - Wireless - 2.8%
    Alamosa Holdings, Inc., 7.875s, 2010                             $  8,040           $    1,608,000
    American Cellular Corp., 9.5s, 2009                                 4,220                  590,800
    AT&T Wireless Services, Inc., 7.875s, 2011                          3,470                2,619,850
    Centennial Cellular Operating Co., 10.75s, 2008                     5,755                2,992,600
    Crown Castle International Corp., 0s to 2004,
      10.375s to 2011                                                   8,169                3,757,740
    Crown Castle International Corp., 10.75s, 2011                      1,155                  779,625
    McCaw International Ltd., 0s to 2002, 13s to 2007**                 6,475                   64,750
    Nextel Communications, Inc., 0s to 2002, 9.75s to 2007              3,305                2,131,725
    Nextel Communications, Inc., 0s to 2003, 9.95s to 2008              3,710                2,300,200
    Nextel Communications, Inc., 9.375s, 2009                           4,850                3,176,750
    Nextel Communications, Inc., 9.5s, 2011                             6,980                4,528,275
    Nextel International, Inc., 0s to 2003, 12.125s to 2008**           3,400                   34,000
    Nextel Partners, Inc., 12.5s, 2009                                  2,540                1,320,800
    Rural Cellular Corp., 9.75s, 2010                                   3,175                1,746,250
    Triton PCS, Inc., 8.75s, 2011                                       7,250                4,495,000
                                                                                        --------------
                                                                                        $   32,146,365
------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 0.6%
    Citizens Communications Co., 9.25s, 2011                         $  3,000           $    2,564,010
    Hyperion Telecommunication, Inc., 12s, 2007**                       4,395                      440
    ICG Holdings, Inc., 12.5s, 2006**                                   1,510                   22,650
    ITC Deltacom, Inc., 9.75s, 2008**                                   3,250                  650,000
    MJD Communications, Inc., 9.5s, 2008                                2,940                2,293,200
    Nextlink Communications, Inc., 9.625s, 2007**                       3,025                   30,250
    Nextlink Communications, Inc., 10.75s, 2009**                       1,290                   12,900
    Nextlink Communications, Inc., 0s to 2004, 12.25s to 2009**         1,825                   18,250
    PSINet, Inc., 10.5s, 2006**                                         6,025                  594,969
    PSINet, Inc., 11s, 2009**                                           1,318                  130,152
    Time Warner Telecommunications LLC, 9.75s, 2008                       930                  316,200
    Worldcom, Inc., 7.5s, 2011**                                          715                   87,587
    Worldwide Fiber, Inc., 12s, 2009**                                  5,230                      523
                                                                                        --------------
                                                                                        $    6,721,131
------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.4%
    CMS Energy Corp., 8.5s, 2011                                     $  3,635           $    2,362,750
    Western Resources, Inc., 7.875s, 2007##                             2,380                2,238,281
                                                                                        --------------
                                                                                        $    4,601,031
------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                        $  998,896,964
------------------------------------------------------------------------------------------------------
Foreign Bonds - 5.4%
  Belgium - 0.1%
    Tele 1 Europe B.V., 13s, 2009 (Telecom - Wireline)               $  5,145           $      643,125
------------------------------------------------------------------------------------------------------
  Canada - 1.8%
    Abitibi Consolidated, Inc., 8.55s, 2010 (Forest &
      Paper Products)                                                $  2,490           $    2,560,069
    Acetex Corp., 10.875s, 2009 (Chemicals)                             4,390                4,477,800
    Canwest Media, Inc., 10.625s, 2011 (Advertising &
      Broadcasting)                                                     1,180                1,188,850
    GT Group Telecom, Inc., 0s to 2005, 13.25s to
      2010** (Telecom - Wireline)                                      11,650                   29,125
    Metronet Communications Corp., 0s to 2002, 10.75s
      to 2007 (Telecom - Wireline)##                                      875                   96,250
    PCI Chemicals Canada Co., 10s, 2008 (Chemicals)                       417                  292,078
    Quebecor Media, Inc., 11.125s, 2011 (Advertising &
      Broadcasting)                                                     5,055                4,448,400
    Russel Metals, Inc., 10s, 2009 (Metals & Minerals)                  2,975                3,079,125
    Tembec Industries, Inc, 7.75s, 2012 (Forest & Paper Products)       3,755                3,576,637
                                                                                        --------------
                                                                                        $   19,748,334
------------------------------------------------------------------------------------------------------
  Germany - 0.3%
    Callahan Nordrhein-Westfallen, 14s, 2010 (Media - Cable)         $  3,141           $       94,230
    Messer Grieshiem, 10.375s, 2011 (Chemicals)                    EUR  2,705                2,728,756
                                                                                        --------------
                                                                                        $    2,822,986
------------------------------------------------------------------------------------------------------
  Greece - 0.2%
    Fage Dairy Industries S.A., 9s, 2007 (Food &
      Beverage Products)                                             $  2,160           $    2,030,400
------------------------------------------------------------------------------------------------------
  Luxembourg
    Tyco International Group S.A., 7s, 2028 (Oil Services)           $    100           $       71,750
------------------------------------------------------------------------------------------------------
  Mexico - 0.4%
    Corp. Durango S.A., 13.75s, 2009 (Forest & Paper Products)##     $  5,729           $    4,869,650
------------------------------------------------------------------------------------------------------
  Netherlands - 0.2%
    Completel Europe N.V., 0s to 2004, 14s, 2009
      (Telecom - Wireline)**                                         $  6,540           $      441,450
    Tele1 Europe, 11.875s, 2009 (Telecom - Wireline)               EUR  4,500                  528,876
    United Pan-Europe Commerce, 11.25s, 2010 (Media -
      Cable)**                                                       $  2,810                  144,013
    Yell Finance B.V., 10.75s, 2011 (Printing & Publishing)             1,425                1,453,500
                                                                                        --------------
                                                                                        $    2,567,839
------------------------------------------------------------------------------------------------------
  Norway - 0.6%
    Ocean Rig Norway AS, 10.25s, 2008 (Oil Services)                 $  7,750           $    6,897,500
------------------------------------------------------------------------------------------------------
  Singapore - 0.6%
    Flextronics International Ltd., 8.75s, 2007 (Electronics)        $  2,700           $    2,639,250
    Flextronics International Ltd., 9.875s, 2010 (Electronics)          4,485                4,529,850
                                                                                        --------------
                                                                                        $    7,169,100
------------------------------------------------------------------------------------------------------
  Spain - 0.2%
    Jazztel PLC, 13.25s, 2009 (Telecom - Wireline)                 EUR    505           $       64,298
    Jazztel PLC, 14s, 2009 (Telecom - Wireline)                      $  4,035                  242,100
    Ono Finance PLC, 13s, 2009 (Media - Cable)                         12,365                1,916,575
    Ono Finance PLC, 14s, 2011 (Media - Cable)                          2,870                  473,550
                                                                                        --------------
                                                                                        $    2,696,523
------------------------------------------------------------------------------------------------------
  United Kingdom - 1.0%
    Colt Telecom Group PLC, 12s, 2006 (Telecom - Wireline)           $  7,175           $    4,376,750
    Dolphin Telecom PLC, 0s to 2003, 11.5 to 2008
      (Telecom - Wireless)**                                           11,625                    1,162
    Dolphin Telecom PLC 0s to 2004, 14s, to 2009
      (Telecom - Wireless)**                                            5,335                      534
    Energis PLC, 9.75s, 2009 (Telecom - Wireline)**                     1,535                   30,700
    Esprit Telecom, Inc., 10.875s, 2008 (Telecom - Wireline)**            370                       37
    Euramax International PLC, 11.25s, 2006 (Metals &
      Minerals)                                                         3,530                3,547,650
    Ono Finance PLC, 14s, 2011 (Media - Cable)                          2,870                      359
    Premier International Foods PLC, 12s, 2009 (Food &
      Beverage Products)                                                1,000                1,075,000
    Telewest Communications PLC, 11s, 2007 (Media - Cable)                205                   41,000
    Telewest Communications PLC, 0s to 2004, 9.875s to
      2009 (Media - Cable)                                              3,940                  709,200
    Telewest Communications PLC, 0s to 2005, 11.375s to
      2010 (Media - Cable)                                              6,025                  783,250
    United Biscuit Holding PLC, 10.625s, 2011 (Food &
      Beverage Products)                                           EUR  1,000                1,096,928
                                                                                        --------------
                                                                                        $   11,662,570
------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                     $   61,179,777
------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $1,300,173,523)                                           $1,060,076,741
------------------------------------------------------------------------------------------------------

Stocks - 0.2%
------------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES                    VALUE
------------------------------------------------------------------------------------------------------
U.S. Stocks - 0.2%
  Consumer Goods & Services
    Ranger Industries, Inc.*                                           23,475           $        2,348
------------------------------------------------------------------------------------------------------
  Machinery
    IKS Corp.*                                                         11,443           $       20,597
------------------------------------------------------------------------------------------------------
  Metals & Minerals - 0.1%
    Metal Management, Inc.*                                           240,185           $      840,647
------------------------------------------------------------------------------------------------------
  Printing & Publishing
    Golden Books Family Entertainment, Inc.*                          206,408           $        4,128
------------------------------------------------------------------------------------------------------
  Real Estate
    Atlantic Gulf Communities Corp.+*                                     690           $            2
------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 0.1%
    Sind Holdings, Inc.*                                               13,126           $      853,174
------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                       $    1,720,896
------------------------------------------------------------------------------------------------------
Foreign Stocks
  Netherlands
    Completel Europe N.V. (Telecom - Wireline)##*                      90,350           $       14,158
    Versatel Telecom International N.V. (Telecom - Wireline)**          1,645                    6,193
                                                                                        --------------
                                                                                        $       20,351
------------------------------------------------------------------------------------------------------
  Sweden
    Song Networks Holding AB (Telecom - Wireline)*                    115,803           $       12,738
------------------------------------------------------------------------------------------------------
  United Kingdom
    Colt Telecom Group PLC, ADR (Telecom - Wireline)**                  5,873           $       18,324
------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                    $       51,413
------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $13,424,192)                                             $    1,772,309
------------------------------------------------------------------------------------------------------
Preferred Stocks - 1.4%
------------------------------------------------------------------------------------------------------
  Consumer Cyclical
    Renaissance Cosmetics, Inc., 14s*                                   8,899           $            0
------------------------------------------------------------------------------------------------------
  Media - Cable - 0.7%
    CSC Holdings, Inc., 11.125s*                                      166,606           $     8,080,39
------------------------------------------------------------------------------------------------------
  Printing & Publishing - 0.2%
    Primedia, Inc., 8.625s                                             74,390           $    2,082,920
------------------------------------------------------------------------------------------------------
  Telecommunications - Wireless - 0.2%
    Rural Cellular Corp., 11.375s                                      12,763           $    2,424,970
------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 0.3%
    Global Crossings Holdings Ltd., 10.5s                              49,993           $       24,997
    Nextel Communications, Inc., 11.125s                                8,009                3,564,005
                                                                                        --------------
                                                                                        $    3,589,002
------------------------------------------------------------------------------------------------------
Total Preferred Stocks (Identified Cost, $50,691,615)                                   $   16,177,283
------------------------------------------------------------------------------------------------------

Warrants
------------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES                    VALUE
------------------------------------------------------------------------------------------------------
    Cybernet Internet Services Intl. (Computer Software)*               3,385           $          846
    Grand Palais Resorts (Entertainment)##*                           111,660                        0
    GT Group Telecom, Inc. (Utilities - Telephone)*                    11,650                        0
    Knology, Inc. (Telecom - Wireline)##*                               2,475                    2,475
    Loral Orion Network Systems, Inc. (Telecom - Wireline)*             5,000                    5,000
    Loral Orion Network Systems, Inc. (Telecom - Wireline)*            11,775                   58,875
    McCaw International Ltd. (Telecom - Wireless)##*                    7,225                        7
    Metronet Communications Corp. (Telecom - Wireline)##*               3,250                   65,000
    Ono Finance PLC (Media - Cable)*                                   12,105                    1,513
    Pliant Corp. (Containers)##*                                        6,795                   67,950
    Renaissance Cosmetics, Inc. (Consumer Goods & Services)*            7,189                        0
    XM Satellite Radio, Inc. (Utilities - Telephones)*                  4,020                   10,050
------------------------------------------------------------------------------------------------------
Total Warrants (Identified Cost, $3,921,802)                                            $      211,716
------------------------------------------------------------------------------------------------------
Short-Term Obligations - 1.3%
------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
                                                                (000 OMITTED)
------------------------------------------------------------------------------------------------------
    General Electric Co., due 8/01/02                                $  5,424           $    5,424,000
    Gillette Co., due 8/01/02                                           1,750                1,750,000
    New Center Asset Trust, due 8/01/02                                 7,331                7,331,000
------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                         $   14,505,000
------------------------------------------------------------------------------------------------------
Repurchase Agreement - 0.4%
------------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 7/31/02, due 8/01/02, total to
      be received $4,145,211 (secured by various U.S.
      Treasury and Federal Agency obligations in a
      jointly traded account), at Cost                               $  4,145           $    4,145,000
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,386,861,132)                                     $1,096,888,049
Other Assets, Less Liabilities - 2.9%                                                       32,958,215
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                     $1,129,846,264
------------------------------------------------------------------------------------------------------
   * Non-income producing security.
  ** Non-income producing security - in default.
  ## SEC Rule 144A restriction.
   + Restricted security.
 EUR = Euro

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
JULY 31, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,386,861,132)        $1,096,888,049
  Cash                                                                   37,373
  Receivable for investments sold                                    12,302,842
  Receivable for fund shares sold                                     6,720,841
  Interest and dividends receivable                                  28,258,038
  Other assets                                                           15,245
                                                                 --------------
      Total assets                                               $1,144,222,388
                                                                 --------------
Liabilities:
  Distributions payable                                          $    8,925,292
  Payable for forward foreign currency exchange contracts
    to sell                                                             190,878
  Payable for forward foreign currency exchange contracts
    subject to master netting agreements                                320,593
  Payable for investments purchased                                   2,029,355
  Payable for fund shares reacquired                                  2,481,748
  Payable to affiliates -
    Management fee                                                       14,224
    Shareholder servicing agent fee                                       3,092
    Distribution and service fee                                         18,495
  Accrued expenses and other liabilities                                392,447
                                                                 --------------
      Total liabilities                                          $   14,376,124
                                                                 --------------
Net assets                                                       $1,129,846,264
                                                                 ==============
Net assets consist of:
  Paid-in capital                                                $1,796,561,098
  Unrealized depreciation on investments and translation
    of assets and liabilities in foreign currencies                (290,479,100)
  Accumulated net realized loss on investments and
    foreign currency transactions                                  (365,526,088)
  Accumulated distributions in excess of net investment
    income                                                          (10,709,646)
                                                                 --------------
      Total                                                      $1,129,846,264
                                                                 ==============
Shares of beneficial interest outstanding                          329,455,909
                                                                   ===========
Class A shares:
  Net asset value per share
    (net assets of $628,101,174 / 183,287,252 shares of
     beneficial interest outstanding)                                $3.43
                                                                     =====
  Offering price per share (100 / 95.25 of net asset
     value per share)                                                $3.60
                                                                     =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $371,318,832 / 108,226,956 shares of
     beneficial interest outstanding)                                $3.43
                                                                     =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $116,242,601 / 33,796,577 shares of
     beneficial interest outstanding)                                $3.44
                                                                     =====
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $14,168,027 / 4,140,568 shares of
     beneficial interest outstanding)                                $3.42
                                                                     =====
Class 529A shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $5,210 / 1,520 shares of beneficial
     interest outstanding)                                           $3.43
                                                                     =====
Class 529B shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $5,210 / 1,520 shares of beneficial
     interest outstanding)                                           $3.43
                                                                     =====
Class 529C shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $5,210 / 1,516 shares of beneficial
     interest outstanding)                                           $3.44
                                                                     =====

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED JULY 31, 2002
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Interest                                                      $  65,203,381
    Dividends                                                         2,054,899
                                                                  -------------
      Total investment income                                     $  67,258,280
                                                                  -------------
  Expenses -
    Management fee                                                $   2,993,499
    Trustees' compensation                                               21,371
    Shareholder servicing agent fee                                     649,623
    Distribution and service fee (Class A)                            1,075,112
    Distribution and service fee (Class B)                            2,098,864
    Distribution and service fee (Class C)                              727,068
    Administrative fee                                                  104,820
    Custodian fee                                                       218,859
    Printing                                                             71,873
    Postage                                                              42,924
    Auditing fees                                                        20,900
    Legal fees                                                              101
    Miscellaneous                                                       551,850
                                                                  -------------
      Total expenses                                              $   8,576,864
    Fees paid indirectly                                               (168,576)
                                                                  -------------
      Net expenses                                                $   8,408,288
                                                                  -------------
        Net investment income                                     $  58,849,992
                                                                  -------------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                       $ (84,525,909)
    Foreign currency transactions                                      (671,160)
                                                                  -------------
      Net realized loss on investments and foreign currency
           transactions                                           $ (85,197,069)
                                                                  -------------
  Change in unrealized depreciation -
    Investments                                                   $ (35,843,758)
    Translation of assets and liabilities in foreign currencies        (739,103)
                                                                  -------------
      Net unrealized loss on investments and foreign
          currency translation                                    $ (36,582,861)
                                                                  -------------
        Net realized and unrealized loss on investments and
          foreign currency                                        $(121,779,930)
                                                                  -------------
            Decrease in net assets from operations                $ (62,929,938)
                                                                  =============
See notes to financial statements.

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------
                                                           SIX MONTHS ENDED                    YEAR ENDED
                                                              JULY 31, 2002              JANUARY 31, 2002
                                                                (UNAUDITED)
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                      $   58,849,992                $  131,244,038
  Net realized loss on investments and foreign
    currency transactions                                       (85,197,069)                 (136,189,591)
  Net unrealized loss on investments and foreign
    currency translation                                        (36,582,861)                  (74,806,878)
                                                             --------------                --------------
    Decrease in net assets from operations                   $  (62,929,938)               $  (79,752,431)
                                                             --------------                --------------
Distributions declared to shareholders -
  From net investment income (Class A)                       $  (34,360,988)               $   (74,616,905)
  From net investment income (Class B)                          (18,645,053)                   (42,044,632)
  From net investment income (Class C)                           (6,413,022)                   (12,485,732)
  From net investment income (Class I)                             (857,633)                    (2,096,769)
  In excess of net investment income (Class A)                   --                            (1,811,054)
  In excess of net investment income (Class B)                   --                            (1,020,480)
  In excess of net investment income (Class C)                   --                              (303,046)
  In excess of net investment income (Class I)                   --                               (50,891)
                                                             --------------                --------------
    Total distributions declared to shareholders             $  (60,276,696)               $ (134,429,509)
                                                             --------------                --------------
Net increase (decrease) in net assets from fund share
  transactions                                               $ (113,180,345)               $  180,826,631
                                                             --------------                --------------
      Total decrease in net assets                           $ (236,386,979)               $  (33,355,309)
Net assets:
  At beginning of period                                      1,366,233,243                 1,399,588,552
                                                             --------------                --------------
  At end of period (including accumulated distributions
  in excess of net investment income of $10,709,646 and
  $9,282,942, respectively)                                  $1,129,846,264                $1,366,233,243
                                                             ==============                ==============

See notes to financial statements.

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED JANUARY 31,
                                  SIX MONTHS ENDED               -------------------------------------------------------------
                                     JULY 31, 2002                 2002          2001          2000        1999         1998
                                       (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                           CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period       $ 3.78               $ 4.44        $ 4.95        $ 5.21      $ 5.62       $ 5.35
                                            ------               ------        ------        ------      ------       ------
Income from investment operations#(S)(S) -
  Net investment income                     $ 0.17               $ 0.41        $ 0.47        $ 0.46      $ 0.46       $ 0.47
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency                     (0.35)               (0.65)        (0.51)        (0.24)      (0.40)        0.27
                                            ------               ------        ------        ------      ------       ------
      Total from investment operations      $(0.18)              $(0.24)       $(0.04)       $ 0.22      $ 0.06       $ 0.74
                                            ------               ------        ------        ------      ------       ------
Less distributions declared to shareholders -
  From net investment income                $(0.17)              $(0.41)       $(0.47)       $(0.46)     $(0.46)      $(0.47)
  In excess of net investment income          --                  (0.01)        (0.00)+++     (0.02)      (0.01)        --
                                            ------               ------        ------        ------      ------       ------
      Total distributions declared to
        shareholders                        $(0.17)              $(0.42)       $(0.47)       $(0.48)     $(0.47)      $(0.47)
                                            ------               ------        ------        ------      ------       ------
Net asset value - end of period             $ 3.43               $ 3.78        $ 4.44        $ 4.95      $ 5.21       $ 5.62
                                            ======               ======        ======        ======      ======       ======
Total return(+)                              (4.81)%++            (5.50)%       (0.65)%        4.35%       1.06%       14.63%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                  1.02%+               1.06%         1.00%         0.98%       0.99%        1.01%
  Net investment income(S)(S)                 9.36%+              10.12%        10.07%         9.08%       8.62%        8.56%
Portfolio turnover                              44%                  72%           64%           91%        135%         137%
Net assets at end of period
 (000,000 Omitted)                            $628                 $746          $785          $769        $792         $766

(S)(S) As required, effective February 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       January 31, 2002, was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.04%. Per share, ratios and supplemental data for periods prior to February 1, 2001, have not been restated to reflect this change in presentation.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.
     + Annualized.
    ++ Not annualized.
   +++ Per share amount was less than $0.01.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED JANUARY 31,
                                  SIX MONTHS ENDED               -------------------------------------------------------------
                                     JULY 31, 2002                 2002          2001          2000        1999         1998
                                       (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                           CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period       $ 3.79               $ 4.44        $ 4.95        $ 5.21      $ 5.62       $ 5.35
                                            ------               ------        ------        ------      ------       ------
Income from investment operations#(S)(S) -
  Net investment income                     $ 0.16               $ 0.38        $ 0.44        $ 0.42      $ 0.43       $ 0.43
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency                     (0.36)               (0.64)        (0.51)        (0.24)      (0.40)        0.27
                                            ------               ------        ------        ------      ------       ------
      Total from investment operations      $(0.20)              $(0.26)       $(0.07)       $ 0.18      $ 0.03       $ 0.70
                                            ------               ------        ------        ------      ------       ------
Less distributions declared to shareholders -
  From net investment income                $(0.16)              $(0.38)       $(0.44)       $(0.42)     $(0.43)      $(0.43)
  In excess of net investment income          --                  (0.01)        (0.00)+++     (0.02)      (0.01)        --
                                            ------               ------        ------        ------      ------       ------
      Total distributions declared to
        shareholders                        $(0.16)              $(0.39)       $(0.44)       $(0.44)     $(0.44)      $(0.43)
                                            ------               ------        ------        ------      ------       ------
Net asset value - end of period             $ 3.43               $ 3.79        $ 4.44        $ 4.95      $ 5.21       $ 5.62
                                            ======               ======        ======        ======      ======       ======
Total return                                 (5.39)%++            (5.94)%       (1.35)%        3.63%       0.35%       13.83%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                  1.72%+               1.76%         1.69%         1.68%       1.69%        1.70%
  Net investment income(S)(S)                 8.66%+               9.45%         9.37%         8.38%       7.92%        7.82%
Portfolio turnover                              44%                  72%           64%           91%        135%         137%
Net assets at end of period
 (000,000 Omitted)                            $371                 $440          $464          $500        $479         $385


(S)(S) As required, effective February 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       January 31, 2002, was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.04%. Per share, ratios and supplemental data for periods prior to February 1, 2001, have not been restated to reflect this change in presentation.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.
     + Annualized.
    ++ Not annualized.
   +++ Per share amount was less than $0.01.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED JANUARY 31,
                                  SIX MONTHS ENDED               -------------------------------------------------------------
                                     JULY 31, 2002                 2002          2001          2000        1999         1998
                                       (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                           CLASS C
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period       $ 3.80               $ 4.45        $ 4.97        $ 5.22      $ 5.64       $ 5.36
                                            ------               ------        ------        ------      ------       ------
Income from investment operations#(S)(S) -
  Net investment income                     $ 0.16               $ 0.38        $ 0.44        $ 0.43      $ 0.42       $ 0.43
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency                     (0.36)               (0.64)        (0.52)        (0.24)      (0.40)        0.28
                                            ------               ------        ------        ------      ------       ------
      Total from investment operations      $(0.20)              $(0.26)       $(0.08)       $ 0.19      $ 0.02       $ 0.71
                                            ------               ------        ------        ------      ------       ------
Less distributions declared to shareholders -
  From net investment income                $(0.16)              $(0.38)       $(0.44)       $(0.43)     $(0.43)      $(0.43)
  In excess of net investment income          --                  (0.01)        (0.00)+++     (0.01)      (0.01)        --
                                            ------               ------        ------        ------      ------       ------
      Total distributions declared to
        shareholders                        $(0.16)              $(0.39)       $(0.44)       $(0.44)     $(0.44)      $(0.43)
                                            ------               ------        ------        ------      ------       ------
Net asset value - end of period             $ 3.44               $ 3.80        $ 4.45        $ 4.97      $ 5.22       $ 5.64
                                            ======               ======        ======        ======      ======       ======
Total return                                 (5.38)%++            (5.91)%       (1.55)%        3.83%       0.35%       13.81%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                  1.72%+               1.76%         1.69%         1.68%       1.69%        1.70%
  Net investment income(S)(S)                 8.64%+               9.39%         9.38%         8.38%       7.93%        7.78%
Portfolio turnover                              44%                  72%           64%           91%        135%         137%
Net assets at end of period
 (000,000 Omitted)                            $116                 $161          $129          $108         $94          $60

(S)(S) As required, effective February 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       January 31, 2002, was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.05%. Per share, ratios and supplemental data for periods prior to February 1, 2001, have not been restated to reflect this change in presentation.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.
     + Annualized.
    ++ Not annualized.
   +++ Per share amount was less than $0.01.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED JANUARY 31,
                                  SIX MONTHS ENDED               -------------------------------------------------------------
                                     JULY 31, 2002                 2002          2001          2000        1999         1998
                                       (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                           CLASS I
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period       $ 3.78               $ 4.43        $ 4.95        $ 5.21      $ 5.61       $ 5.35
                                            ------               ------        ------        ------      ------       ------
Income from investment operations#(S)(S) -
  Net investment income                     $ 0.18               $ 0.42        $ 0.48        $ 0.48      $ 0.49       $ 0.49
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency                     (0.36)               (0.64)        (0.52)        (0.24)      (0.40)        0.25
                                            ------               ------        ------        ------      ------       ------
      Total from investment operations      $(0.18)              $(0.22)       $(0.04)       $ 0.24      $ 0.09       $ 0.74
                                            ------               ------        ------        ------      ------       ------
Less distributions declared to shareholders -
  From net investment income                $(0.18)              $(0.42)       $(0.48)       $(0.48)     $(0.48)      $(0.48)
  In excess of net investment income          --                  (0.01)        (0.00)+++     (0.02)      (0.01)        --
                                            ------               ------        ------        ------      ------       ------
      Total distributions declared to
        shareholders                        $(0.18)              $(0.43)       $(0.48)       $(0.50)     $(0.49)      $(0.48)
                                            ------               ------        ------        ------      ------       ------
Net asset value - end of period             $ 3.42               $ 3.78        $ 4.43        $ 4.95      $ 5.21       $ 5.61
                                            ======               ======        ======        ======      ======       ======
Total return                                 (4.94)%++            (4.99)%       (0.57)%        4.68%       1.55%       14.77%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                  0.72%+               0.76%         0.70%         0.68%       0.69%        0.71%
  Net investment income(S)(S)                 9.64%+              10.43%        10.39%         9.38%       8.99%        8.86%
Portfolio turnover                              44%                  72%           64%           91%        135%         137%
Net assets at end of period
 (000,000 Omitted)                             $14                  $19           $22           $18          $9           $4

(S)(S) As required, effective February 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       January 31, 2002, was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.04%. Per share, ratios and supplemental data for periods prior to February 1, 2001, have not been restated to reflect this change in presentation.
     + Annualized.
    ++ Not annualized.
   +++ Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS High Income Fund (the fund) is a diversified series of MFS Series Trust III (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward foreign currency exchange contracts are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended January 31, 2002, and January 31, 2001, was as follows:

                                         JANUARY 31, 2002     JANUARY 31, 2001
------------------------------------------------------------------------------
Distributions paid from ordinary income      $135,115,820         $131,100,749

As of January 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

          Undistributed ordinary income               $   6,693,680
          Capital loss carryforward                    (256,636,567)
          Unrealized loss                              (293,565,316)

At January 31, 2002, the fund, for federal income tax purposes, had a capital loss carryforward of $256,636,567 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration date.

          EXPIRATION DATE
          ----------------------------------------------------
          January 31, 2003                        $ 30,373,319
          January 31, 2004                          35,661,057
          January 31, 2005                              --
          January 31, 2006                              --
          January 31, 2007                          17,432,351
          January 31, 2008                          10,853,391
          January 31, 2009                          24,778,024
          January 31, 2010                         137,538,425
                                                  ------------
            Total                                 $256,636,567
                                                  ============

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at the following annual rates:

          First $1.4 billion of average net assets             0.46%
          In excess of $1.4 billion of average net assets      0.44%

Management fees incurred for the six months ended July 31, 2002, were 0.46% of average daily net assets on an annualized basis.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). On January 1, 2002, the fund's unfunded defined benefit plan was converted into a retirement benefit deferral plan for active Trustees. Certain Trustees participate in this plan, under which the fund's pension liability fluctuates with the performance of the fund.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

          First $2 billion                                   0.0175%
          Next $2.5 billion                                  0.0130%
          Next $2.5 billion                                  0.0005%
          In excess of $7 billion                            0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $129,504 for the six months ended July 31, 2002, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. A portion of the distribution fee is currently being paid by the fund. Payment of the remaining 0.05% per annum Class A distribution fee is currently not imposed and will be implemented on such date as the Trustees of the fund may determine. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $30,069 for the six months ended July 31, 2002. Fees incurred under the distribution plan during the six months ended July 31, 2002, were 0.30% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $1,043 and $653 for Class B and Class C shares, respectively, for the six months ended July 31, 2002. Fees incurred under the distribution plan during the six months ended July 31, 2002, were 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended July 31, 2002, were $14,057, $458,932, and $24,095 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $522,808,276 and $558,846,411, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $1,394,693,754
                                                               --------------
Gross unrealized appreciation                                  $   20,568,295
Gross unrealized depreciation                                    (318,374,000)
                                                               --------------
    Net unrealized depreciation                                $ (297,805,705)
                                                               ==============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                    SIX MONTHS ENDED JULY 31, 2002             YEAR ENDED JANUARY 31, 2002
                                   -------------------------------       ---------------------------------
                                        SHARES              AMOUNT             SHARES               AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                         64,314,847       $ 236,380,609        124,986,948        $ 504,275,563
Shares issued to shareholders
  in reinvestment of
  distributions                      5,041,014          18,533,383         11,851,007           47,354,914
Shares reacquired                  (83,238,763)       (304,866,254)      (116,527,121)        (473,174,865)
                                   -----------       -------------       ------------        -------------
    Net increase (decrease)        (13,882,902)      $ (49,952,262)        20,310,834        $  78,455,612
                                   ===========       =============       ============        =============
Class B shares
                                    SIX MONTHS ENDED JULY 31, 2002             YEAR ENDED JANUARY 31, 2002
                                   -------------------------------       ---------------------------------
                                        SHARES              AMOUNT             SHARES               AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                         21,080,981       $  77,738,434         54,556,848        $ 221,355,406
Shares issued to shareholders
  in reinvestment of
  distributions                      2,348,580           8,648,692          5,600,435           22,403,358
Shares reacquired                  (31,357,036)       (114,752,786)       (48,383,361)        (195,387,483)
                                   -----------       -------------       ------------        -------------
    Net increase (decrease)         (7,927,475)      $ (28,365,660)        11,773,922        $  48,371,281
                                   ===========       =============       ============        =============

Class C shares
                                    SIX MONTHS ENDED JULY 31, 2002             YEAR ENDED JANUARY 31, 2002
                                   -------------------------------       ---------------------------------
                                        SHARES              AMOUNT             SHARES               AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                         17,864,026       $  66,407,607         34,736,327        $ 139,668,225
Shares issued to shareholders
  in reinvestment of
  distributions                        910,625           3,364,892          1,822,913            7,283,860
Shares reacquired                  (27,330,300)       (101,062,133)       (23,078,520)         (93,423,524)
                                   -----------       -------------       ------------        -------------
    Net increase (decrease)         (8,555,649)      $ (31,289,634)        13,480,720        $  53,528,561
                                   ===========       =============       ============        =============

Class I shares
                                    SIX MONTHS ENDED JULY 31, 2002             YEAR ENDED JANUARY 31, 2002
                                   -------------------------------       ---------------------------------
                                        SHARES              AMOUNT             SHARES               AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                            329,525       $   1,188,336          1,465,988        $   5,798,155
Shares issued to shareholders
  in reinvestment of
  distributions                        137,500             505,189            324,444            1,294,417
Shares reacquired                   (1,447,975)         (5,281,914)        (1,660,032)          (6,621,395)
                                   -----------       -------------       ------------        -------------
    Net increase (decrease)           (980,950)      $  (3,588,389)           130,400        $     471,177
                                   ===========       =============       ============        =============

Class 529A shares
                                        PERIOD ENDED JULY 31, 2002
                                   -------------------------------
                                        SHARES              AMOUNT
------------------------------------------------------------------
Shares sold                              1,520       $       5,200

Class 529B shares
                                        PERIOD ENDED JULY 31, 2002
                                   -------------------------------
                                        SHARES              AMOUNT
------------------------------------------------------------------
Shares sold                              1,520       $       5,200

Class 529C shares
                                        PERIOD ENDED JULY 31, 2002
                                   -------------------------------
                                        SHARES              AMOUNT
------------------------------------------------------------------
Shares sold                              1,516       $       5,200


On July 31, 2002, the fund added three new classes, 529A, 529B and 529C. Class 529A, 529B and 529C shares are only offered in conjunction with qualified state tuition programs (state programs) established in accordance with Section 529 of the Internal Revenue Code (Code). Contributions to these state programs may be invested in the fund's class 529A, 529B, or 529C shares and certain other MFS funds offering these share classes. Earnings on investments in the fund made through such state programs are eligible to receive favorable tax treatment.

(6) Line of Credit
The fund and other affiliated funds participate in a $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended July 31, 2002, was $7,535. The fund had no significant borrowings during the year.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts

                                                                                                             NET
                 SETTLEMENT               CONTRACTS TO                               CONTRACTS        UNREALIZED
                       DATE            DELIVER/RECEIVE      IN EXCHANGE FOR           AT VALUE      DEPRECIATION
----------------------------------------------------------------------------------------------------------------
Sales               9/17/02             GBP  1,800,000           $2,613,600         $2,804,478         $(190,878)


At July 31, 2002, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $320,593 with DB Clearing Services.

At July 31, 2002, the fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities
The fund may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At July 31, 2002, the fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.4% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

                                                                          SHARE/
                                                                       PRINCIPAL
DESCRIPTION                                         ACQUISITION           AMOUNT             COST            VALUE
------------------------------------------------------------------------------------------------------------------
Airplane Pass-Through Trust, 10.875s, 2019              3/13/96        5,185,425       $5,185,425       $  259,271
Atlantic Gulf Communities Corp.                         9/25/95              690           --                    2
DLJ Mortgage Acceptance Corp. 8s, 2003                  4/06/01            4,600        4,388,800        4,607,498
                                                                                                        ----------
                                                                                                        $4,866,771
                                                                                                        ==========

(9) Change in Accounting Principle
As required, effective February 1, 2001, the fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to February 1, 2001 the fund did not amortize premium on debt securities.

The effect of this change for the year ended January 31, 2002, was to decrease net investment income by $561,645, decrease net unrealized depreciation by $249,448, and decrease net realized losses by $312,197. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

MFS(R) HIGH INCOME FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust III, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

                                      NAME, POSITION WITH THE TRUST, AGE,
                               PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman and President                                   Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman       Inc. (investment advisers), Chairman and Chief
and Chief Executive Officer                              Executive Officer

JOHN W. BALLEN* (born 09/12/59) Trustee                  LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company,                Hemenway & Barnes (attorneys), Partner
President and Director
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                  Private investor; Harvard University Graduate
Massachusetts Financial Services Company, Chief          School of Business Administration, Class of 1961,
Investment Officer, Executive Vice President and         Adjunct Professor in Entrepreneurship Emeritus;
Director                                                 CBL & Associates Properties, Inc. (real estate
                                                         investment trust), Director
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac           J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of            Insight Resources, Inc. (acquisition planning
Surgery                                                  specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       General Partner (since 1993); Cambridge
Trustee                                                  Nutraceuticals (professional nutritional
Edmund Gibbons Limited (diversified holding              products), Chief Executive Officer (until May
company), Chief Executive Officer; Colonial              2001); Paragon Trade Brands, Inc. (disposable
Insurance Company Ltd., Director and Chairman;           consumer products), Director
Bank of Butterfield, Chairman (until 1997)
                                                         ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee                 Independent health care industry consultant
Private investor and real estate consultant;
Capitol Entertainment Management Company (video          WARD SMITH (born 09/13/30) Trustee
franchise), Vice Chairman                                Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
J. ATWOOD IVES (born 05/01/36) Trustee                   industrial and aerospace applications), Director
Private investor; KeySpan Corporation (energy            (until June 1999)
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)


(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               RICHARD M. HISEY (born 08/29/58) Treasurer
Chairman and President                                   Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Chairman       Vice President (since July 2002); The Bank of New
and Chief Executive Officer                              York, Senior Vice President (September 2000 to
                                                         July 2002); Lexington Global Asset Managers, Inc.,
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Executive Vice President and General Manager
Secretary and Assistant Clerk                            (prior to September 2000)
Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Vice
STEPHEN E. CAVAN (born 11/06/53) Secretary and           President (since September 1996)
Clerk
Massachusetts Financial Services Company, Senior         JAMES O. YOST (born 06/12/60) Assistant Treasurer
Vice President, General Counsel and Secretary            Massachusetts Financial Services Company, Senior
                                                         Vice President
ROBERT R. FLAHERTY (born 09/18/63) Assistant
Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGER                                        individuals, call toll free: 1-800-637-6576 any
John F. Addeo+                                           business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIAN                                                with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
                                                         For share prices, account balances, exchanges or
INVESTOR INFORMATION                                     stock and bond outlooks, call toll free:
For information on MFS mutual funds, call your           1-800-MFS-TALK (1-800-637-8255) anytime from a
investment professional or, for an information           touch-tone telephone.
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a       WORLD WIDE WEB
message anytime).                                        www.mfs.com



+ MFS Investment Management

MFS(R) HIGH INCOME FUND                                         ------------
                                                                  PRSRT STD
                                                                U.S. Postage
[logo] M F S(R)                                                     Paid
INVESTMENT MANAGEMENT                                               MFS
                                                                ------------

500 Boylston Street
Boston, MA 02116-3741


(C)2002 MFS Investment Management(R).
MFS(R)investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                              MHI-3  9/02  99.5M  18/218/318/818